SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): June 12, 2002



                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)

                 TEXAS                1-8754                     74-2073055
(State of incorporation       (Commission File Number)          (IRS Employer
    or organization)                                         Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)



                                 (281) 874-2700
                         (Registrant's telephone number)

Item 4.           Changes In Registrant's Certifying Accountant.
                  ---------------------------------------------

     On June 12, 2002, the Board of Directors of Swift Energy Company (the "Company"), acting upon the recommendation of the Company's Audit Committee, approved the appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the fiscal year ending December 31, 2002, to replace Arthur Andersen LLP ("Andersen") as the Company's independent auditors effective as of June 12, 2002.

     Andersen's audit reports on the Company's financial statements for the two most recent fiscal years, which ended December 31, 2000 and 2001, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years, which ended December 31, 2000 and 2001, respectively, and the subsequent interim period through June 12, 2002:

(1) there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports;

(2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred; and

(3) the Company did not consult with Ernst & Young regarding any of the matters or events described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing statements. A letter from Andersen, dated June 18, 2002, stating its agreement with such statements is attached hereto as Exhibit 16.1.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

     (c)  Exhibits.  The  following  exhibits are filed with this report on Form
     8-K:

     Exhibit No.                                   Exhibit Description

         16.1           Letter from Arthur Andersen LLP to the Securities and Exchange
                        Commission, dated June 18, 2002, regarding change in certifying accountant, pursuant to Item 304(a)(3) of Regulation S-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 18, 2002


                                       Swift Energy Company


                                       By: /s/ Alton D. Heckaman, Jr.
                                           -------------------------
                                       Name:    Alton D. Heckaman, Jr.
                                       Title:   Senior Vice President -
                                       Finance and Chief Financial Officer